INTERCREDITOR AGREEMENT
This INTERCREDITOR AGREEMENT (this “Agreement”) is dated as of May 2, 2013, and entered into by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as administrative agent under the First Lien Documents, including its successors and assigns in such capacity from time to time (“First Lien Agent”) and WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), not in its individual capacity, but solely in its capacity as trustee under the Second Lien Notes Indenture and collateral agent under the Second Lien Documents, including its successors and assigns in such capacities from time to time (“Second Lien Agent”).
RECITALS
ERICKSON AIR-CRANE INCORPORATED, a Delaware corporation (“EAC”) and EVERGREEN HELICOPTERS, INC. (“EHI”, and together with EAC, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders from time to time party thereto, First Lien Agent, Wells Fargo, as lead arranger, as book runner, as syndication agent, and as documentation agent, have entered into that certain Credit Agreement dated as of the date hereof (the “First Lien Credit Agreement”) providing for a revolving credit facility pursuant to which such lenders have or may, from time to time, make loans and provide other financial accommodations to Borrowers. The obligation of Borrowers to repay such loans and other financial accommodations under the First Lien Credit Agreement is guaranteed by the Subsidiaries of Borrowers party to the below-defined First Lien Security Agreement from time to time as “Guarantors” (the “First Lien Guarantors”);
EAC, as issuer, and the Subsidiaries of EAC party to the below-defined Second Lien Notes Indenture from time to time as “Guarantors” (the “Second Lien Guarantors” and, together with the First Lien Guarantors, the “Guarantors”), Wilmington Trust, not in its individual capacity, but solely in its capacity as trustee (including its successors and assigns in such capacity from time to time, the “Trustee”), and Second Lien Agent have entered into that certain Indenture dated as of the date hereof (the “Second Lien Notes Indenture”) pursuant to which EAC has issued 8.25% Second Priority Senior Secured Notes due 2020 in the initial principal amount of $400,000,000 (together with any Additional Notes (as defined in the Second Lien Notes Indenture) (collectively, the “Second Lien Notes”) to the holders thereof from time to time. The obligation of EAC to repay the obligations evidenced by the Second Lien Notes is guaranteed by the Second Lien Guarantors;
The obligations of Borrowers and the First Lien Guarantors under the First Lien Documents are to be secured on a first priority basis by liens on substantially all of the assets of Borrowers and the First Lien Guarantors;
The obligations of EAC and the Second Lien Guarantors under the Second Lien Documents are to be secured on a second priority basis by liens on substantially all of the assets of EAC and the Second Lien Guarantors; and
First Lien Agent, for itself and on behalf of the First Lien Claimholders, and Second Lien Agent, for itself and on behalf of the Second Lien Claimholders, desire to enter into this Agreement to (a) confirm the relative priority of their respective security interests in the assets of Borrower and the Guarantors, (b) provide for the application, in accordance with such priorities, of proceeds of such assets and properties, and (c) address certain other matters.

AGREEMENT
In consideration of the foregoing, the mutual covenants and obligations herein set forth, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1.Definitions; Rules of Construction.
1.1    Defined Terms. Any terms (whether capitalized or lower case) used in this Agreement that are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein; provided, that to the extent that the UCC is used to define any term used herein and if such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern. As used in the Agreement, the following terms shall have the following meanings:
“Agreement” has the meaning set forth in the preamble hereto.
“Bank Product Agreements” means the “Bank Product Agreements,” as that term is defined in the First Lien Credit Agreement.
“Bank Product Obligations” means the “Bank Product Obligations,” as that term is defined in the First Lien Credit Agreement.
“Bank Product Providers” means the “Bank Product Providers,” as that term is defined in the First Lien Credit Agreement.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor statute.
“Bankruptcy Law” means the Bankruptcy Code and any other federal, state, or foreign law for the relief of debtors or affecting creditors’ rights generally.

“Borrower” has the meaning set forth in the recitals to this Agreement and “Borrower” means any one of them.
“Business Day” means any day other than a Saturday, Sunday, or day on which banks in New York City and Los Angeles, California are authorized or required by law to close.
“Cash Collateral” has the meaning set forth in Section 6.2.
“Claimholders” means the First Lien Claimholders and the Second Lien Claimholders, or any one of them.
“Collateral” means all of the assets of each and every Grantor, whether real, personal or mixed, constituting both First Lien Collateral and Second Lien Collateral.
“Consolidated First Lien Secured Debt Ratio” means “Consolidated First Lien Secured Debt Ratio” as that term is defined in the Second Lien Notes Indenture as in effect on the date hereof.
“Debt” means First Lien Debt or Second Lien Debt, as the context requires.

“Deemed Amendment” means any amendment in respect of any First Lien Collateral Document or Second Lien Collateral Document that has the effect of adding additional collateral or assets to the Collateral or additional Persons as Grantors.
“Default Disposition” has the meaning set forth in Section 5.1(d).
“DIP Financing” has the meaning set forth in Section 6.2.
“DIP Financing Conditions” means (a) that Second Lien Agent retains its Liens with respect to the Collateral that existed as of the date of the commencement of the applicable Insolvency Proceeding (including proceeds thereof arising after the commencement of such Insolvency Proceeding), (b) in the case of DIP Financing, that the principal amount of such DIP Financing plus the outstanding principal amount of other First Lien Debt does not exceed the First Lien Cap, (c) the proposed Cash Collateral use or DIP Financing does not compel any Grantor to seek confirmation of a specific plan of reorganization or other dispositive plan for which all or substantially all of the material terms are set forth in the Cash Collateral order or DIP Financing documentation, as applicable, (d) the proposed Cash Collateral order or DIP Financing documentation does not expressly require the sale of all or substantially all of the Collateral prior to a default under the Cash Collateral order or DIP Financing documentation, (e) any Second Lien Claimholder may seek and retain adequate protection as permitted by Section 6.5, and (f) in the case of DIP Financing, that the DIP Financing is otherwise subject to the terms of this Agreement.
“Disposition” or “Dispose” means the sale, assignment, transfer, license, lease (as lessor), exchange, or other disposition (including any sale and leaseback transaction) of any property by any person (or the granting of any option or other right to do any of the foregoing).
“Enforcement Action” means
(a)    the taking of any action to enforce any Lien in respect of the Collateral, including the institution of any foreclosure proceedings or, the noticing of any public or private sale or other disposition pursuant to Article 9 of the UCC or other applicable law, or the taking of any action in an attempt to vacate or obtain relief from a stay or other injunction restricting any other action described in this definition,
(b)    the exercise of any right or remedy provided to a secured creditor under the First Lien Documents or the Second Lien Documents (including, in either case, any delivery of any notice to seek to obtain payment directly from any account debtor of any Grantor or any depositary bank, securities intermediary, or other person obligated on any Collateral of any Grantor, the taking of any action or the exercise of any right or remedy in respect of the Collateral, or the exercise of any right of setoff or recoupment with respect to obligations owed to any Grantor), under applicable law, at equity, in an Insolvency Proceeding or otherwise, including the acceptance of Collateral in full or partial satisfaction of an obligation,
(c)    the Disposition of all or any portion of the Collateral, by private or public sale or any other means,
(d)    the solicitation of bids from third parties to conduct the Disposition of all or a material portion of the Collateral to the extent undertaken and being diligently pursued in good faith to consummate the Disposition of such Collateral within a commercially reasonable time,
(e)    the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third parties for the purpose of valuing, marketing, or Disposing of all or a material portion of the Collateral to the extent undertaken and being diligently pursued in good faith to consummate the Disposition of such Collateral within a commercially reasonable time,

(f)    the exercise of any other enforcement right relating to the Collateral (including the exercise of any voting rights relating to any Equity Interests composing a portion of the Collateral) whether under the First Lien Documents, the Second Lien Documents, under applicable law of any jurisdiction, in equity, in an Insolvency Proceeding, or otherwise (including the commencement of applicable legal proceedings or other actions with respect to all or any material portion of the Collateral to facilitate the actions described in the preceding clauses), and
(g)    the pursuit of Default Dispositions relative to all or a material portion of the Collateral to the extent undertaken and being diligently pursued in good faith to consummate the Disposition of such Collateral within a commercially reasonable time.
“Equity Interests” means, with respect to a Person, all of the shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the United States Securities and Exchange Commission and any successor thereto under the Securities Exchange Act of 1934, as in effect from time to time.
“Escrow Agreement” means that certain Escrow and Security Agreement, dated as of May 2, 2013, by and among EAC, the Trustee, and Wilmington Trust, as escrow agent, as in effect on the date hereof.
“Excess First Lien Debt” means the sum of (a) the portion of the principal amount of the loans outstanding under the First Lien Documents and the undrawn amount of outstanding Letters of Credit that is in excess of the First Lien Cap, plus (b) the portion of interest and fees that accrues or is charged with respect to that portion of the principal amount of the loans and Letters of Credit described in clause (a) of this definition.
“Final Order” means an order of a court of competent jurisdiction as to which the time to appeal, petition for certiorari, or move for re-argument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for re-argument or rehearing shall then be pending or, in the event that an appeal, writ of certiorari, or re-argument or rehearing thereof has been filed or sought, such order shall have been affirmed or confirmed by the highest court to which such order was appealed, or from which certiorari, re-argument or rehearing was sought and the time to take any further appeal, petition for certiorari or move for re-argument or rehearing shall have expired; provided, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure or any analogous rule under the Federal Rules of Bankruptcy Procedure or applicable state court rules of civil procedure, may be filed with respect to such order shall not cause such order not to be a Final Order.
“First Lien Agent” has the meaning set forth in the preamble to this Agreement.
“First Lien Cap” means, as of any date of determination, the result of:
(a)    the sum of (which amount shall be increased by the amount of all interest, fees, costs, expenses, indemnities, and other amounts accrued or charged with respect to any of the First Lien Debt (other than Excess First Lien Debt) as and when the same accrues or becomes due and payable, irrespective of whether the same is added to the principal amount of the First Lien Debt and including the same as would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Insolvency Proceeding):

(i)     the greater of (A) $150,000,000 and (B) an amount that, after giving pro forma effect to the incurrence of Indebtedness pursuant to the First Lien Documents and the application of the net proceeds therefrom, would not result in the Consolidated First Lien Secured Debt Ratio being greater than 1.0:1.0, plus
(ii)     the amount of the Bank Product Obligations, minus
(b)    the amount of all payments of revolving loan obligations under the First Lien Credit Agreement that result in a permanent reduction of the revolving credit commitments under the First Lien Credit Agreement (other than payments of such revolving loan obligations in connection with a Refinancing thereof).
Any net increase in the aggregate principal amount of a loan or Letter of Credit (on a U.S. Dollar equivalent basis) after the loan is made or the Letter of Credit issued that is caused by a fluctuation in the exchange rate of the currency in which the loan or Letter of Credit is denominated will be ignored in determining whether the First Lien Cap has been exceeded.
“First Lien Claimholders” means, as of any date of determination, the holders of the First Lien Debt at that time, including (a) First Lien Agent, (b) the First Lien Lenders, (c) the Issuing Bank (as that term is defined in the First Lien Credit Agreement), and (d) the Bank Product Providers.
“First Lien Collateral” means the assets of each and every First Lien Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or purported to be granted) as security for any First Lien Debt, including all proceeds and products thereof.
“First Lien Collateral Documents” means the First Lien Security Agreement, the First Lien Mortgages, and any other agreement, document, or instrument pursuant to which a Lien is granted (or purported to be granted) securing any First Lien Debt or under which rights or remedies with respect to such Liens are governed.
“First Lien Credit Agreement” has the meaning set forth in the recitals to this Agreement.
“First Lien Debt” means all Obligations (as that term is defined in the First Lien Credit Agreement) and all other amounts owing, due, or secured under the terms of the First Lien Credit Agreement or any other First Lien Document, whether now existing or arising hereafter, including all principal, premium, interest, fees, attorneys’ fees, costs, charges, expenses, reimbursement obligations, obligations with respect to loans, Letters of Credit, Bank Product Obligations, obligations to provide cash collateral in respect of Letters of Credit or Bank Product Obligations or indemnities in respect thereof, any other indemnities or guarantees, and all other amounts payable under or secured by any First Lien Document (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any First Lien Grantor, or that would have accrued or become due under the terms of the First Lien Documents but for the effect of the Insolvency Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding), in each case whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured.
“First Lien Default” means any “Event of Default”, as such term is defined in any First Lien Document.

“First Lien Documents” means the First Lien Collateral Documents, the First Lien Credit Agreement, and each of the other Loan Documents (as that term is defined in the First Lien Credit Agreement).
“First Lien 507(b) Claims” has the meaning set forth in Section 6.5(d).
“First Lien Grantor” means Borrowers and each First Lien Guarantor.
“First Lien Guarantors” has the meaning set forth in the recitals to this Agreement and “First Lien Guarantor” means any one of them.
“First Lien Lenders” means the “Lenders” as that term is defined in the First Lien Credit Agreement (including the Issuing Bank and the Swing Lender (as those terms are defined in the First Lien Credit Agreement)).
“First Lien Mortgages” means each mortgage, deed of trust, and other document or instrument under which any Lien on real property or fixtures owned or leased by any First Lien Grantor is granted to secure any First Lien Debt or under which rights or remedies with respect to any such Liens are governed.
“First Lien Priority Debt” means all First Lien Debt other than Excess First Lien Debt.
“First Lien Security Agreement” means the “Guaranty and Security Agreement” as that term is defined in the First Lien Credit Agreement.
“Governmental Authority” means the government of the United States of America or any other nation, any political subdivision thereof, whether state, provincial, or local, and any agency, authority, instrumentality, regulatory body, court, central bank, or other entity exercising executive, legislative, judicial, taxing, regulatory, or administrative powers or functions of or pertaining to government.
“Grantors” means the First Lien Grantors and the Second Lien Grantors, and each other person that may, from time to time, execute and deliver a First Lien Collateral Document or a Second Lien Collateral Document as a “debtor,” “grantor,” “obligor,” or “pledgor” (or the equivalent thereof) or that may, from time to time, be (or whose assets may be) subject to a judgment lien in favor of any of the First Lien Claimholders or any of the Second Lien Claimholders in respect of the First Lien Debt or the Second Lien Debt, as applicable, and “Grantor” means any one of them.
“Guarantors” has the meaning set forth in the recitals to this Agreement and “Guarantor” means any one of them.
“Hedge Obligations” means the “Hedge Obligations,” as that term is defined in the First Lien Credit Agreement.
“Inalienable Interests” has the meaning set forth in Section 4.4.
“Indebtedness” means “Indebtedness” as that term is defined in the Second Lien Notes Indenture as in effect on the date hereof.
“Insolvency Proceeding” means:
(a)    any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor;

(b)    any other voluntary or involuntary insolvency or bankruptcy case or proceeding, or any receivership, liquidation or other similar case or proceeding with respect to any Grantor or with respect to a material portion of its assets;
(c)    any liquidation, dissolution, or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or
(d)    any assignment for the benefit of creditors or any other marshaling of assets or liabilities of any Grantor.
“Letters of Credit” means the “Letters of Credit” as that term is defined in the First Lien Credit Agreement.
“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a capital lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.
“Ordinary Course Collections” has the meaning set forth in Section 4.1.
“Payment in Full of First Lien Priority Debt” means, except to the extent otherwise expressly provided in Section 5.5 or in Section 6.8:
(a)    payment in U.S. Dollars in full in cash or immediately available funds of all of the First Lien Priority Debt (other than outstanding Letters of Credit and Bank Product Obligations and other than unasserted contingent indemnification obligations);
(b)    termination or expiration of all commitments, if any, of the First Lien Lenders to extend credit to Borrowers;
(c)    termination of, or providing cash collateral (in an amount, to the extent, and in the manner required by the First Lien Credit Agreement) in respect of, all outstanding Letters of Credit that compose a portion of the First Lien Priority Debt; and
(d)    termination of, or providing cash collateral (in an amount, to the extent, and in the manner required by the First Lien Credit Agreement) in respect of, all Bank Product Obligations, and
(e)    providing cash collateral to First Lien Agent in such amount as First Lien Agent determines is reasonably necessary to secure the First Lien Claimholders in accordance with the First Lien Credit Agreement in respect of any asserted or threatened (in writing) claims, demands, actions, suits, proceedings, investigations, liabilities, fines, costs, penalties, or damages for which any of the First Lien Claimholders may be entitled to indemnification by any First Lien Grantor pursuant to the indemnification provisions in the First Lien Loan Documents.
“Permitted Additional Second Lien Obligations” means Second Lien Debt (other than Second Lien Notes Indenture Obligations) that is expressly permitted under the First Lien Credit Agreement or consented to in writing by the requisite First Lien Claimholders in accordance with the First Lien Credit Agreement to be secured by Liens on the Collateral ranking pari passu with the Liens Securing the Second Lien Notes Indenture Obligations and qualifies as “Other Pari Passu Lien Obligations” under and as defined in the Second Lien Notes Indenture.

“Permitted Additional Second Lien Obligations Documents” means each of the agreements, documents, joinders and instruments providing for or evidencing any Permitted Additional Second Lien Obligations as well as any other document or instrument executed or delivered at any time in connection with any Permitted Additional Second Lien Obligations, to the extent such are effective at the relevant time.
“Permitted Additional Second Lien Obligations Representative” means each duly authorized representative or agent of any holders of Permitted Additional Second Lien Obligations which representative or agent (a) (other than the Second Lien Agent in the case of any Additional Notes (under and as defined in the Second Lien Notes Indenture)) has executed a joinder agreement to the Second Lien Notes Security Agreement substantially in the form attached thereto (or other form satisfactory to the Second Lien Agent) agreeing on behalf of itself and such holders to (i) be bound by terms of this Agreement applicable to them, (ii) appoint the Second Lien Agent to act as their collateral agent and representative hereunder and (iii) agree to be bound by the pari passu intercreditor provisions contained in the Second Lien Security Documents entered into in connection with the Second Lien Notes Indenture and (b) is a party to the Permitted Additional Second Lien Obligations Documents; it being understood and agreed that no Permitted Additional Second Lien Obligations Representative (if other than the Second Lien Agent) shall hold any Lien on Collateral.
“person” means any natural person, corporation, trust, business trust, joint venture, joint stock company, association, company, limited liability company, partnership, Governmental Authority, or other entity.
“Pledged Collateral” has the meaning set forth in Section 5.4(a).
“Purchase Notice” has the meaning set forth in Section 5.6(a).
“Recovery” has the meaning set forth in Section 6.8.
“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, supplement, restructure, replace, refund, or repay, or to issue other indebtedness in exchange or replacement for such indebtedness, in whole or in part, whether with the same or different lenders, arrangers, or agents. “Refinanced” and “Refinancing” shall have correlative meanings.
“Second Lien Agent” has the meaning set forth in the preamble to this Agreement.
“Second Lien Claimholders” means, as of any date of determination, the holders of the Second Lien Debt at that time, including (a) Second Lien Agent, (b) the Trustee, (c) the Second Lien Noteholders, (d) any Permitted Additional Second Lien Obligations Representative, and (e) any holder of Permitted Additional Second Lien Obligations.
“Second Lien Collateral” means all of the assets of any Second Lien Grantor, whether real, personal, or mixed, with respect to which a Lien is granted (or purported to be granted) as security for any Second Lien Debt, including all proceeds and products thereof.
“Second Lien Collateral Documents” means the Second Lien Security Agreement, the Second Lien Mortgages, the Escrow Agreement, and any other agreement, document, or instrument pursuant to which a Lien is granted (or purported to be granted) securing any Second Lien Debt or under which rights or remedies with respect to such Liens are governed.
“Second Lien Debt” means all Second Lien Notes Indenture Obligations, any Permitted Additional Second Lien Obligations and all other amounts owing, due, or secured under the terms of the Second Lien

Notes Indenture or any other Second Lien Document, whether now existing or arising hereafter, including all principal, premium, interest, fees, attorneys’ fees, costs, charges, expenses, reimbursement obligations, obligations with respect to loans, indemnities, guarantees, and all other amounts payable under or secured by any Second Lien Document (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Second Lien Grantor, or that would have accrued or become due under the terms of the Second Lien Documents but for the effect of the Insolvency Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding), in each case whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured.
“Second Lien Default” means any “Event of Default”, as such term is defined in any Second Lien Document.
“Second Lien Deficiency Claim” means any portion of the Second Lien Debt consisting of an allowed unsecured claim under Section 506(a) of the Bankruptcy Code (or any similar provision under any other law governing an Insolvency Proceeding).
“Second Lien Documents” means the Second Lien Collateral Documents, the Second Lien Notes Indenture, the Second Lien Notes, and any Permitted Additional Second Lien Obligations Document.
“Second Lien Escrow Collateral” has the meaning set forth in Section 2.3(a)(i).
“Second Lien Excluded Equity Interests” means Equity Interests and other securities of a Subsidiary of EAC that are owned by EAC or any Second Lien Guarantor to the extent that, and for so long as, such Equity Interests and other securities do not secure the Second Lien Debt pursuant to the terms of any Second Lien Document because Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act (or any other law, rule or regulation) require separate financial statements of such Subsidiary to be filed with the Securities and Exchange Commission (or any other governmental agency) in order for such Equity Interests and other securities to secure the Second Lien Debt.
“Second Lien Grantor” means EAC and each Second Lien Guarantor.
“Second Lien Guarantors” has the meaning set forth in the recitals to this Agreement and “Second Lien Guarantor” means any one of them.
“Second Lien Mortgages” means each mortgage, deed of trust, and any other document or instrument under which any Lien on real property owned or leased by any Second Lien Grantor is granted to secure any Second Lien Debt or under which rights or remedies with respect to any such Liens are governed.
“Second Lien Noteholders” means the “Noteholders” as that term is defined in the Second Lien Notes Indenture.
“Second Lien Notes” has the meaning set forth in the recitals to this Agreement.
“Second Lien Notes Indenture” has the meaning set forth in the recitals to this Agreement.
“Second Lien Notes Indenture Obligations” means all Obligations (as that term is defined in the Second Lien Notes Indenture) in respect of the Second Lien Notes or otherwise under the Second Lien Notes Indenture.

“Second Lien Purchase Representative” means any person that shall have been appointed by the Second Lien Claimholders that (a) are seeking to exercise the right to purchase contemplated by Section 5.6 and (b) hold a majority in aggregate principal amount of the Second Lien Notes Indenture Obligations held by Second Lien Claimholders seeking to exercise the right to purchase contemplated by Section 5.6.
“Second Lien Secured Claim” means any portion of the Second Lien Debt not constituting a Second Lien Deficiency Claim.
“Second Lien Security Agreement” means the “Security Agreement” as that term is defined in the Second Lien Notes Indenture.
“Standstill Notice” means a written notice from Second Lien Agent to First Lien Agent identified by its terms as a “Standstill Notice” for purposes of this Agreement and stating that a Second Lien Default has occurred and is continuing and that, as a consequence thereof, Second Lien Agent has declared all of the Second Lien Debt to be immediately due and payable.
“Standstill Period” means the period of 180 days commencing on the date on which First Lien Agent receives the applicable Standstill Notice.
“Subsidiary” of a person means a corporation, partnership, limited liability company, or other entity as to which that person directly or indirectly owns or controls the Equity Interests having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.
“Triggering Event” means (a) the acceleration of the First Lien Debt incurred under the First Lien Credit Agreement, or (b) notice by First Lien Agent to the Second Lien Agent as to the commencement of an Enforcement Action to enforce the Liens securing the First Lien Debt following a First Lien Default.
“Trustee” has the meaning set forth in the recitals to this Agreement.
“UCC” means the Uniform Commercial Code (or any similar or comparable legislation) as in effect in any applicable jurisdiction.
“Wells Fargo” has the meaning set forth in the preamble to this Agreement.
“Wilmington Trust” has the meaning set forth in the preamble to this Agreement.
1.2    Construction. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The term “or” shall be construed to have, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” Any term used in this Agreement and not defined in this Agreement shall have the meaning set forth in the First Lien Credit Agreement. Unless the context requires otherwise:
(a)    except as otherwise provided herein, any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, restated, supplemented, modified, renewed, extended, Refinanced, refunded, or replaced;

(b)    any reference to a definition in a First Lien Document shall be construed to also refer to any comparable term in any agreement, instrument, or other document the debt under which Refinances the First Lien Debt);
(c)    any reference to a definition in a Second Lien Document shall be construed to also refer to any comparable term in any agreement, instrument, or other document the debt under which Refinances the Second Lien Debt);
(d)    any reference to any agreement, instrument, or other document herein “as in effect on the date hereof” shall be construed as referring to such agreement, instrument, or other document without giving effect to any amendment, restatement, supplement, modification, or Refinancing thereto or thereof occurring after the date hereof;
(e)    any definition of, or reference to, First Lien Debt or the Second Lien Debt herein shall be construed as referring to the First Lien Debt or the Second Lien Debt (as applicable) as from time to time amended, restated, supplemented, modified, renewed, extended, Refinanced, refunded, or replaced in accordance with the terms of this Agreement;
(f)    any reference herein to any person shall be construed to include such person’s successors and assigns and as to any Grantor shall be deemed to include a receiver, trustee, or debtor-in-possession on behalf of any of such person or on behalf of any such successor or assignee of such person;
(g)    except as otherwise expressly provided herein, any reference to First Lien Agent agreeing to or having the right to do, or refraining from or having the right to refrain from doing, an act shall be construed as binding on each of the First Lien Claimholders, any reference to First Lien Agent shall be construed as referring to First Lien Agent, for itself and on behalf of the other First Lien Claimholders, any reference to Second Lien Agent agreeing to or having the right to do, or refraining from or having the right to refrain from doing, an act shall be construed as binding upon each of the Second Lien Claimholders, any reference to Second Lien Agent shall be construed as referring to Second Lien Agent, for itself and on behalf of the other Second Lien Claimholders, any reference to the First Lien Claimholders shall be construed as including First Lien Agent, and any reference to the Second Lien Claimholders shall be construed as including Second Lien Agent;
(h)    the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;
(i)    all references herein to Sections shall be construed to refer to Sections of this Agreement unless otherwise specified; and
(j)    the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.
SECTION 2.Lien Priorities.
2.1    Relative Priorities.
(a)    Notwithstanding the date, time, method, manner, or order of grant, attachment, or perfection of any Liens in the Collateral securing the Second Lien Debt or of any Liens in the Collateral securing the First Lien Debt (including, in each case, notwithstanding whether any such Lien is granted (or secures Debt relating to the period) before or after the commencement of any Insolvency Proceeding) and notwithstanding any contrary provision of the UCC or any other applicable law or the Second Lien Documents or any defect or deficiencies in, or failure to attach or perfect, the Liens securing the First Lien Debt, or any other circumstance whatsoever, First Lien Agent and Second Lien Agent hereby agree that:
(i)    any Lien with respect to the Collateral securing any First Lien Priority Debt, whether such Lien is now or hereafter held by or on behalf of, or created for the benefit of, First Lien Agent or any other First Lien Claimholder or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation, or otherwise, shall be senior in all respects and prior to any Lien with respect to the Collateral securing (A) any Second Lien Debt or (B) any Excess First Lien Debt;
(ii)    any Lien with respect to the Collateral securing any Second Lien Debt, whether such Lien is now or hereafter held by or on behalf of, or created for the benefit of, Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation, or otherwise, shall be (A) junior and subordinate in all respects to all Liens with respect to the Collateral securing any First Lien Priority Debt and (B) senior in all respects and prior to any Lien with respect to the Collateral securing any Excess First Lien Debt; and
(iii)    any Lien with respect to the Collateral securing any Excess First Lien Debt, whether such Lien is now or hereafter held by or on behalf of, or created for the benefit of, First Lien Agent or any other First Lien Claimholder or any agent or trustee therefor, regardless of how or when acquired, whether by grant, possession, statute, operation of law, subrogation, or otherwise, shall be junior and subordinate in all respects to all Liens with respect to the Collateral securing (A) any First Lien Priority Debt or (B) any Second Lien Debt; and
(b)    All Liens with respect to the Collateral securing any First Lien Priority Debt shall be and remain senior in all respects and prior to all Liens with respect to the Collateral securing any Second Lien Debt, in each case, for all purposes, whether or not such Liens securing any First Lien Priority Debt are subordinated to any Lien securing any other obligation of any Grantor or any other person (but only to the extent that such subordination is permitted pursuant to the terms of the First Lien Credit Agreement and the Second Lien Documents, or as contemplated in Section 6.2).
2.2    Prohibition on Contesting Liens or Claims. Each of Second Lien Agent and First Lien Agent agrees that it will not (and hereby waives any right to), directly or indirectly, contest, or support any other person in contesting, in any proceeding (including any Insolvency Proceeding), (a) the extent, validity, attachment, perfection, priority, or enforceability of a Lien held by or on behalf of any of the First Lien Claimholders in the First Lien Collateral (or the extent, validity, allowability, or enforceability of any First Lien Debt secured thereby or purported to be secured thereby) or by or on behalf of any of the Second Lien Claimholders in the Second Lien Collateral (or the extent, validity, allowability, or enforceability of any Second Lien Debt secured thereby or purported to be secured thereby), as the case may be, or the provisions of this Agreement; provided, that nothing in this Agreement shall be construed to prevent or impair the rights of First Lien Agent, any other First Lien Claimholder, Second Lien Agent, or any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder to enforce the terms of this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the First Lien Debt and the Second Lien Debt as provided in Sections 2.1 and 3.

2.3    New Liens.
(a)    So long as the Payment in Full of First Lien Priority Debt has not occurred, and so long as no Insolvency Proceeding has been commenced by or against any Grantor, the parties hereto agree that no Grantor shall:
(i)    grant or permit any additional Liens on any asset (other than any escrow accounts, amount or financial assets credited thereto, or any other assets constituting “Escrow Collateral”, in each case, under the Escrow Agreement (collectively, the “Second Lien Escrow Collateral”) to secure any Second Lien Debt unless such Grantor gives First Lien Agent at least 5 Business Days prior written notice thereof and unless such notice also offers to grant a Lien on such asset to secure the First Lien Debt concurrently with the grant of a Lien thereon in favor of Second Lien Agent; or
(ii)    grant or permit any additional Liens on any asset (other than any Second Lien Excluded Equity Interests) to secure any First Lien Debt unless such Grantor gives Second Lien Agent at least 5 Business Days prior written notice thereof and unless such notice also offers to grant a Lien on such asset to secure the Second Lien Debt concurrently with the grant of a Lien thereon in favor of First Lien Agent.
(b)    To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to First Lien Agent or the other First Lien Claimholders, Second Lien Agent agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to Second Lien Agent or the other Second Lien Claimholders, First Lien Agent agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.
2.4    Similar Liens.
(a)    The parties hereto agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical (other than with respect to Second Lien Excluded Equity Interests and the Second Lien Escrow Collateral). In furtherance of the foregoing and of Section 9.8, the parties hereto agree, subject to the other provisions of this Agreement:
(i)    upon request by First Lien Agent or Second Lien Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken or to be taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Documents and the Second Lien Documents with respect thereto; and
(ii)    that the First Lien Collateral Documents and Second Lien Collateral Documents (other than the Escrow Agreement) and guarantees for the First Lien Debt and the Second Lien Debt, shall be, in all material respects, substantively the same forms of documents other than with respect to the first lien and the second lien nature thereof and any variations necessary to reflect differing rights, duties, or powers, if any, of First Lien Agent and Second Lien Agent as provided in the First Lien Credit Agreement and Second Lien Notes Indenture, respectively;

(b)    The foregoing to the contrary notwithstanding, each of the parties agrees that to the extent that First Lien Agent or Second Lien Agent obtains a Lien in an asset (of a type that is not included in the types of assets included in the Collateral as of the date hereof or which would not constitute Collateral without a grant of a security interest or lien separate from the First Lien Documents or Second Lien Documents, as applicable, as in effect immediately prior to obtaining such Lien on such asset) which the other party to this Agreement elects not to obtain after receiving prior written notice thereof in accordance with the provisions of Section 2.3, the Collateral securing the First Lien Debt and the Second Lien Debt will not be identical, and the provisions of the documents, agreements and instruments evidencing such Liens also will not be substantively similar, and any such difference in the scope or extent of perfection with respect to the Collateral resulting therefrom are hereby expressly permitted by this Agreement.
SECTION 3.Exercise of Remedies.
3.1    Standstill. Until the Payment in Full of First Lien Priority Debt has occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, Second Lien Agent, each Permitted Additional Second Lien Obligations Representative, and the other Second Lien Claimholders will not, except to the extent expressly permitted by Section 3.3 or Section 6:
(a)    exercise or seek to exercise any rights or remedies with respect to any Collateral (including taking any Enforcement Action with respect to any Collateral); provided, that (i) if a Second Lien Default has occurred and is continuing, Second Lien Agent may take Enforcement Actions after the expiration of the applicable Standstill Period (it being understood that if at any time after the delivery of a Standstill Notice that commences a Standstill Period, the Second Lien Default which gave rise to such Standstill Period is no longer continuing, no Second Lien Claimholder may take Enforcement Actions until the expiration of a new Standstill Period commenced by a new Standstill Notice relative to the occurrence of a new Second Lien Default that was not continuing as of the date of the delivery of the immediately prior Standstill Notice), and (ii) in no event shall any Second Lien Claimholder exercise any rights or remedies with respect to any Collateral (including taking any Enforcement Action) if, notwithstanding the expiration of any Standstill Period, First Lien Agent or any other First Lien Claimholder shall have commenced prior to the expiration of such Standstill Period (or thereafter but prior to the commencement of any Enforcement Action by Second Lien Agent with respect to all or any material portion of the Collateral) and be diligently pursuing in good faith an Enforcement Action with respect to all or any material portion of the Collateral, and (iii) prior to taking any Enforcement Action, or action to commence or petition for any Insolvency Proceeding after the end of any Standstill Period, Second Lien Agent shall give First Lien Agent not more than 20 Business Days and not less than 5 Business Days prior written notice of the intention of such Second Lien Claimholder to exercise such rights and remedies, including specifying the rights and remedies that it intends to exercise, which notice may be sent prior to the end of any then existing Standstill Period (provided that the failure to give such notice shall only affect Second Lien Agent’s right to commence an Enforcement Action but shall otherwise not affect Second Lien Agent’s other rights under this Agreement).
(b)    Without the prior written consent of the First Lien Agent, commence or join with any person (other than the First Lien Agent) in commencing, or filing a petition for, any Insolvency Proceeding against any Grantor; provided, that if a Second Lien Default has occurred and is continuing, the Second Lien Claimholders may commence or join with any person in commencing, or filing a petition for, any Insolvency Proceeding against any Grantor from and after the time that the Second Lien Agent is entitled to take Enforcement Actions under Section 3.1(a) (it being understood that if at any time after the delivery of a Standstill Notice that commences a Standstill Period, the Second Lien Default which gave rise to such Standstill Period is no longer continuing, no Second Lien Claimholder may commence or join with any person in commencing, or filing a petition for, any Insolvency Proceeding against any Grantor until the expiration of a new Standstill Period commenced by a new Standstill Notice relative to the occurrence of a new Second Lien Default that was not continuing as of the date of the delivery of the immediately prior Standstill Notice);
(c)    contest, protest, or object to any Enforcement Action by First Lien Agent or any other First Lien Claimholder and no Second Lien Claimholder has the right to direct First Lien Agent to take any Enforcement Actions or take any other action under the First Lien Documents; and
(d)    object to (and waive any and all claims with respect to) the forbearance by First Lien Agent or the First Lien Claimholders from taking any Enforcement Action.
3.2    Exclusive Enforcement Rights. Until the Payment in Full of First Lien Priority Debt has occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, but subject to the first proviso to Section 3.1(a), the first proviso to Section 3.1(b), Section 3.3, and Section 6, the First Lien Claimholders shall have the exclusive right to take Enforcement Actions with respect to the Collateral without any consultation with or the consent of any Second Lien Claimholder; provided, however, that the Liens of the Second Lien Agent shall attach to any proceeds (other than any proceeds applied to the First Lien Priority Debt) of any Collateral released or disposed of, subject to the relative priorities set forth in Section 2.1 and the application of proceeds set forth in Section 4.1. In connection with any Enforcement Action, the First Lien Claimholders may enforce the provisions of the First Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral, to incur expenses in connection with such Disposition, and to exercise all the rights and remedies of a secured creditor under applicable law.
3.3    Second Lien Permitted Actions. Anything to the contrary in this Section 3 notwithstanding, any Second Lien Claimholder may:
(a)    if an Insolvency Proceeding has been commenced by or against any Second Lien Grantor, file a claim, proof of claim or statement of interest with respect to the Second Lien Debt;
(b)    take any action (not adverse to the priority status of the Liens on the Collateral securing the First Lien Priority Debt, or the rights of First Lien Agent or any other First Lien Claimholder to undertake Enforcement Actions) in order to create, prove, perfect, preserve or protect (but not enforce) its Lien in and to the Collateral;
(c)    file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding, or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Second Lien Claimholders, including any claims secured by the Collateral, if any;
(d)    vote on any plan of reorganization and make any filings, arguments, and motions that are, in each case, not in contravention of the provisions of this Agreement, with respect to the Second Lien Debt and the Collateral;
(e)    join (but not exercise any control with respect to) any judicial foreclosure proceeding or other judicial lien enforcement proceeding with respect to the Collateral initiated by First Lien Agent to the extent that any such action could not reasonably be expected, in any material respect, to restrain, hinder, limit, delay for any material period or otherwise interfere with an Enforcement Action by First Lien Agent

(it being understood that neither Second Lien Agent nor any Second Lien Claimholder shall be entitled to receive any proceeds thereof unless otherwise expressly permitted herein);
(f)    take any of the actions described in Section 3.6, including to file any pleadings, objections, motions or agreements that assert right or interests available to unsecured creditors of the Grantors arising under either any Insolvency Proceeding or applicable bankruptcy law, in each case, not directly or indirectly inconsistent with the terms of this Agreement; and
(g)    take Enforcement Actions after the expiration of the Standstill Period if and to the extent specifically permitted by Section 3.1(a) or commence or join with any person in commencing, or filing a petition for, any Insolvency Proceeding against any Grantor to the extent specifically permitted by Section 3.1(b).
3.4    Retention of Proceeds. Neither Second Lien Agent nor any other Second Lien Claimholder shall be permitted to retain any proceeds of Collateral in connection with any Enforcement Action unless and until the Payment in Full of First Lien Priority Debt has occurred, and any such proceeds received or retained in any other circumstance will be subject to Section 4.2.
3.5    Non-Interference. Subject to any specific provision of this Agreement to the contrary, Second Lien Agent hereby:
(a)    agrees that Second Lien Agent and the other Second Lien Claimholders will not take any action that would restrain, hinder, limit, delay, or otherwise interfere with any Enforcement Action by First Lien Agent or any other First Lien Claimholder, or that is otherwise not prohibited hereunder, including any Disposition of the Collateral, whether by foreclosure or otherwise;
(b)    until the Payment in Full of First Lien Priority Debt and subject to Section 3.7, waives any and all rights it or the Second Lien Claimholders may have as a junior lien creditor or otherwise to object to the manner in which First Lien Agent or the First Lien Claimholders seek to enforce or collect the First Lien Debt or the Liens securing the First Lien Debt granted in any of the Collateral, regardless of whether any action or failure to act by or on behalf of First Lien Agent or the First Lien Claimholders is adverse to the interest of the Second Lien Claimholders;
(c)    waives any and all rights it or any other Second Lien Claimholders may have to oppose, object to, or seek to restrict the First Lien Agent or the other First Lien Claimholders from exercising their rights to set off or credit bid their debt; and
(d)    acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Collateral Documents or any other Second Lien Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of First Lien Agent or the First Lien Claimholders with respect to the Collateral as set forth in this Agreement and the First Lien Credit Documents (provided that the foregoing shall not be deemed a waiver of any Second Lien Default or any rights against the Second Lien Grantors).
3.6    Unsecured Creditor Remedies. Except as set forth in Sections 2.2, 3.1, 3.5, and 6, Second Lien Agent and the other Second Lien Claimholders may exercise rights and remedies as unsecured creditors generally against any Second Lien Grantor in accordance with the terms of the Second Lien Documents and applicable law so long as doing so is not, directly or indirectly, inconsistent with the terms of this Agreement; provided, that in the event that any Second Lien Claimholder becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Debt, such judgment Lien shall be subject to the terms of this Agreement for all purposes as the other Liens securing the Second Lien Debt.
3.7    Commercially Reasonable Dispositions; Notice of Exercise. First Lien Agent agrees that any Enforcement Action by First Lien Agent with respect to Collateral subject to Article 9 of the UCC shall be conducted by First Lien Agent in a commercially reasonable manner. Second Lien Agent agrees that any Enforcement Action by Second Lien Agent with respect to Collateral subject to Article 9 of the UCC shall be conducted by Second Lien Agent in a commercially reasonable manner. First Lien Agent shall provide reasonable prior notice to Second Lien Agent of its initial material Enforcement Action. Second Lien Agent shall provide reasonable prior notice to First Lien Agent of its initial material Enforcement Action.
SECTION 4.Proceeds.
4.1    Application of Proceeds.
(a)    Regardless of whether an Insolvency Proceeding has been commenced by or against any Grantor, any Collateral, or proceeds thereof, received in connection with any Enforcement Action and, except as otherwise provided in Sections 6.5 and 6.9(c), any Collateral or proceeds thereof (or amounts distributed on account of a Lien in the Collateral or the proceeds thereof) received in connection with any Insolvency Proceeding involving a Grantor shall (at such time as such Collateral or proceeds or other amounts have been monetized) be applied:
(i)    first, to the payment in full in cash of costs and expenses of First Lien Agent in connection with such Enforcement Action or Insolvency Proceeding,
(ii)    second, to the to the payment in full in cash or cash collateralization of the First Lien Priority Debt in accordance with the First Lien Documents,
(iii)    third, to the payment in full in cash of costs and expenses of Second Lien Agent in connection with such Enforcement Action or Insolvency Proceeding in accordance with the Second Lien Documents,
(iv)    fourth, to the payment in full in cash or cash collateralization of the Second Lien Debt in accordance with the Second Lien Documents; and
(v)    fifth, to the payment in full in cash or cash collateralization of the Excess First Lien Debt in accordance with the First Lien Documents.
(b)    Notwithstanding the foregoing, if any Enforcement Action with respect to the Collateral produces non-cash proceeds, then such non-cash proceeds shall be held by the First Lien Agent as additional collateral and, at such time as such non-cash proceeds are monetized, shall be applied in the order of application set forth above. First Lien Agent shall have no duty or obligation to Dispose of such non-cash proceeds and may Dispose of such non-cash proceeds or continue to hold such non-cash proceeds, in each case, in its discretion; provided, that any non-cash proceeds received by First Lien Agent (other than any non-cash proceeds received on account of any Second Lien Secured Claim) may be distributed by First Lien Agent to the First Lien Claimholders in full or partial satisfaction of First Lien Priority Debt in an amount determined by First Lien Agent acting at the direction of the requisite First Lien Claimholders or as a court of competent jurisdiction may direct pursuant to a Final Order, including an order confirming a plan of reorganization in an Insolvency Proceeding. No receipt and application of any Collateral, or proceeds thereof, received in the ordinary course of business (such Collateral, and the proceeds thereof, “Ordinary Course Collections”) shall constitute an Enforcement Action for purposes of this Agreement and all Ordinary Course Collections received by First Lien Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, pursuant to the First Lien Credit Agreement.
4.2    Turnover.
(a)    Unless and until the Payment in Full of First Lien Priority Debt has occurred (irrespective of whether any Insolvency Proceeding has been commenced by or against any Grantor), any Collateral, or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3 or the proviso in Section 3.6), received by Second Lien Agent or any Second Lien Claimholder (i) in connection with an Enforcement Action with respect to the Collateral by Second Lien Agent or any Second Lien Claimholder, or (ii) as a result of the collusion by Second Lien Agent or any Second Lien Claimholder with any Grantor in violating the rights of First Lien Agent or any other First Lien Claimholder (within the meaning of Section 9-332 of the UCC), shall be segregated and held in trust and promptly (and in no event later than two Business Days) paid over to First Lien Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. First Lien Agent is hereby authorized to make any such endorsements as agent for the Second Lien Claimholders and this authorization is coupled with an interest and is irrevocable until the Payment in Full of First Lien Priority Debt.
(b)    Unless and until the Payment in Full of First Lien Priority Debt has occurred and except as otherwise expressly provided in Section 2.1, Section 6.5 or Section 6.9, if a Grantor (or any of its assets) is the subject of an Insolvency Proceeding and if any distribution from the Collateral or on account of a Lien in the Collateral is received by Second Lien Agent or any Second Lien Claimholder on account of their Second Lien Secured Claims in connection with such Insolvency Proceeding (unless such distribution is made under a confirmed plan of reorganization or other dispositive plan of such Grantor that is accepted by the requisite affirmative vote of all classes composed of the secured claims of the First Lien Claimholders under Section 1126(c) of the Bankruptcy Code or otherwise provides for the Payment in Full of First Lien Priority Debt), then such distribution shall be segregated and held in trust and promptly (and in no event later than two Business Days) paid over to First Lien Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. For the avoidance of doubt, unless and until the Payment in Full of First Lien Priority Debt has occurred, the Second Lien Agent shall be required to turnover to the First Lien Agent and the First Lien Agent shall be entitled to apply (or, in the case of non-cash proceeds, hold) in accordance with Section 4.1 any cash or non-cash distribution received by the Second Lien Claimholders from the Collateral or on account of a Lien in the Collateral on account of their Second Lien Secured Claims pursuant to a confirmed plan of reorganization of a Grantor (unless such distribution is made under a confirmed plan of reorganization or other dispositive plan of such Grantor that is accepted by the requisite affirmative vote of all classes composed of the secured claims of the First Lien Claimholders under Section 1126(c) of the Bankruptcy Code or otherwise provides for the Payment in Full of First Lien Priority Debt). For purposes of this subsection, the issue of whether the Payment in Full of First Lien Priority Debt has occurred under a confirmed plan of reorganization or other dispositive plan shall be subject to a reasonable and good faith determination under the circumstances by the First Lien Agent, and shall be further subject to all rights and defenses of the Second Lien Agent or any Second Lien Claimholder with respect thereto. First Lien Agent is hereby authorized to make any such endorsements as agent for the Second Lien Claimholders and this authorization is coupled with an interest and is irrevocable until the Payment in Full of First Lien Priority Debt.

Notwithstanding the foregoing, nothing in this Agreement shall prohibit the receipt by the Second Lien Agent or any Second Lien Claimholder of the required payments of interest, principal and other amounts owed in respect of the Second Lien Debt so long as such receipt is not (a) the direct or indirect result of the exercise by Second Lien Agent or any Second Lien Claimholder of rights or remedies as a secured creditor (including set-off) with respect to Collateral or enforcement in contravention of this Agreement of any Lien on the Collateral held by any of them or (b) as a result of any Second Lien Claimholder's collusion with any Grantor in violating the rights of the First Lien Claimholders (within the meaning of Section 9-332 of the UCC or any similar applicable law) with respect to the Collateral.
4.3    No Subordination of the Relative Priority of Claims. The parties agree that the subordination of Liens set forth herein is with respect to the priority of their respective Liens in and to the Collateral only and shall not constitute a subordination of the Second Lien Debt to the First Lien Debt..
4.4    Non-Lienable Assets. Notwithstanding anything to the contrary contained herein, if any assets, licenses, rights, or privileges of any Grantor are incapable of being the subject of a Lien in favor of a secured party (including because of restrictions under applicable law, the nature of the rights or interests of such Grantor, or the absence of a consent to such Lien by a third party and irrespective of whether the applicable collateral documents attempt (or purport) to encumber such assets, licenses, rights, or privileges (the “Inalienable Interests”), then the First Lien Agent and the Second Lien Agent, agree that any distribution or recovery First Lien Agent, or the other First Lien Claimholders, or Second Lien Agent, or the other Second Lien Claimholders, may receive with respect to, or that is allocable to, the value of any such Inalienable Interests, or any proceeds thereof, whether received in their capacity as unsecured creditors or otherwise, shall be turned over and applied in accordance with Sections 4.1 and 4.2 as if such distribution or recovery were, or were on account of, Collateral or the proceeds of Collateral. Until the Payment in Full of First Lien Priority Debt occurs, the Second Lien Agent, hereby appoints the First Lien Agent, and any officer or agent of the First Lien Agent, with full power of substitution, the attorney-in-fact of each Second Lien Claimholder for the limited purpose of carrying out the provisions of this Section 4.4 and taking any action and executing any instrument that the First Lien Agent may reasonably deem necessary or advisable to accomplish the purposes of this Section 4.4, which appointment is irrevocable and coupled with an interest.
SECTION 5.Releases; Dispositions; Other Agreements.
5.1    Releases.
(a)    Until the Payment in Full of the First Lien Priority Debt occurs, First Lien Agent shall have the exclusive right to make determinations regarding the release or Disposition of any Collateral pursuant to the terms of the First Lien Documents or in accordance with the provisions of this Agreement, in each case without any consultation with, consent of, or notice to Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any Second Lien Claimholder.
(b)    If, in connection with an Enforcement Action by First Lien Agent as provided for in Section 3, First Lien Agent releases any of its Liens on any part of the Collateral (or such Liens are released by operation of law) or releases any Grantor from its obligations in respect of the First Lien Debt, then the Liens of Second Lien Agent on such Collateral, and the obligations of such Grantor in respect of the Second Lien Debt, shall be automatically, unconditionally, and simultaneously released; provided, that no release of the Liens of Second Lien Agent with respect to any Collateral will be deemed to have occurred (i) in connection with the Payment in Full of First Lien Priority Debt or (ii) in a Refinancing of First Lien Priority Debt with secured indebtedness that is incurred contemporaneously with or promptly after the payment or discharge of such pre-existing First Lien Priority Debt and that constitutes First Lien Priority Debt.

(c)    If, in connection with any Disposition of any Collateral permitted under the terms of the First Lien Documents and the Second Lien Documents as in effect on the date hereof (or, if less restrictive to Grantors, on the date of such disposition), First Lien Agent releases any of its Liens on the portion of the Collateral that is the subject of such Disposition, or releases any Grantor from its obligations in respect of the First Lien Debt (if such Grantor is the subject of such Disposition), other than in connection with the Payment in Full of First Lien Priority Debt, then the Liens of Second Lien Agent on such Collateral, and the obligations of such Grantor in respect of the Second Lien Debt, shall be automatically, unconditionally, and simultaneously released.
(d)    In the event of any private or public Disposition of all or any material portion of the Collateral by one or more Grantors with the consent of First Lien Agent after the occurrence and during the continuance of a First Lien Default (and prior to the Payment in Full of First Lien Priority Debt), which Disposition is conducted by such Grantors with the consent of First Lien Agent in connection with good faith efforts by First Lien Agent to collect the First Lien Priority Debt through the Disposition of Collateral (any such Disposition, a “Default Disposition”), then the Liens of Second Lien Agent on such Collateral shall be automatically, unconditionally, and simultaneously released (and, if the Default Disposition includes Equity Interests in any Grantor, Second Lien Agent further agrees to release those Grantors whose Equity Interests are Disposed of from all of their obligations under the Second Lien Documents) so long as (i) First Lien Agent also releases its Liens on such Collateral (and, if the Default Disposition includes Equity Interests in any Grantor, First Lien Agent is also releasing those Grantors whose Equity Interests are Disposed of from all of their obligations under the First Lien Documents), (ii) the net cash proceeds of any such Default Disposition are applied in accordance with Section 4.1 (as if they were proceeds received in connection with an Enforcement Action), and (iii) with respect to Collateral that is subject to Article 9 of the UCC, the Grantors consummating such Default Disposition have conducted such Default Disposition in a commercially reasonable manner as if such Default Disposition were a disposition of collateral by a secured creditor in accordance with Article 9 of the UCC.
(e)    To the extent that the Liens of Second Lien Agent in and to any Collateral are to be released as provided in this Section 5.1,
(i)    Second Lien Agent shall promptly, upon the written request of First Lien Agent, execute and deliver such release documents and confirmations of the authorization to file UCC amendments, in each case, as First Lien Agent may reasonably require in connection with such Disposition to evidence and effectuate such release; provided, that any such release or UCC amendment by Second Lien Agent shall not extend to or otherwise affect any of the rights, if any, of Second Lien Agent to the proceeds from any such Disposition of any Collateral,
(ii)    from and after the time that the Liens of Second Lien Agent in and to the Collateral are released, Second Lien Agent shall be automatically and irrevocably deemed to have authorized First Lien Agent to file UCC amendments releasing the Collateral subject to such Disposition as to UCC financing statements between any Grantor and Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder to evidence such release, and
(iii)    in accordance with the provisions of applicable law, the Liens of Second Lien Agent shall automatically attach to any proceeds of any Collateral subject to any such Disposition to the extent not used to repay First Lien Priority Debt.

(f)    Until the Payment in Full of First Lien Priority Debt occurs, Second Lien Agent hereby irrevocably constitutes and appoints First Lien Agent and any officer or agent of First Lien Agent, with full power of substitution, as its true and lawful attorney‑in‑fact with full irrevocable power and authority in the place and stead of Second Lien Agent, or such holder or in First Lien Agent’s own name, from time to time in First Lien Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary to accomplish the purposes of this Section 5.1, including any financing statement amendments (form UCC3) or any other endorsements or other instruments of transfer or release.
(g)    Until the Payment in Full of First Lien Priority Debt occurs, to the extent that First Lien Agent or the First Lien Claimholders (i) have released any Lien on Collateral or any Grantor with respect to the First Lien Debt, and any such Liens or obligations are later reinstated, or (ii) obtain any new Liens from any Grantor or obtain a guaranty from any Grantor of the First Lien Debt, then Second Lien Agent, for itself and for the Second Lien Claimholders, shall be entitled to obtain a Lien on any such Collateral, subject to the terms (including the lien subordination provisions) of this Agreement, and a guaranty from such Grantor, as the case may be.
5.2    Insurance. Unless and until the Payment in Full of First Lien Priority Debt has occurred:
(a)     (i) First Lien Agent and the First Lien Claimholders shall have the sole and exclusive right, subject to the rights of Grantors under the First Lien Documents, to adjust and settle any claim under any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral; and (ii) all proceeds of any such insurance policy and any such award (or any payments with respect to a deed in lieu of condemnation) shall be paid, subject to the rights of Grantors under the First Lien Documents and the Second Lien Documents, first to the First Lien Claimholders and the Second Lien Claimholders in accordance with the priorities set forth in Section 4.1, until paid in full in cash, and second, to the owner of the subject property, such other person as may be entitled thereto, or as a court of competent jurisdiction may otherwise direct; and
(b)    if Second Lien Agent or any other Second Lien Claimholder shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Section 5.2, it shall pay such proceeds over to First Lien Agent in accordance with the terms of Section 4.2. For the avoidance of doubt, the provisions of this Section 5.2 and Section 4.2 shall not apply with respect to proceeds of liability insurance payable directly to either Wells Fargo or Wilmington Trust, as the case may be, either in their respective agent or individual capacities, in connection with liability or damage suffered by Wells Fargo or Wilmington Trust, as the case may be, in such agent or individual capacities in connection with the First Lien Debt or Second Lien Debt.
5.3    Amendments; Refinancings; Legend.
(a)    The First Lien Documents may be amended, supplemented, or otherwise modified in accordance with their terms and the First Lien Debt may be Refinanced, in each case without notice to, or the consent of, Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder, all without affecting the lien subordination or other provisions of this Agreement; provided, that, (i) such amendment, supplement, modification or Refinancing is permitted under the terms of the Second Lien Documents as in effect on the date hereof (or, if less restrictive, on the date of such amendment, supplement, modification or Refinancing) and (ii) in the case of a Refinancing, the holders of such Refinancing debt bind themselves (in a writing addressed to Second Lien Agent) to the terms of this Agreement; provided further, that any such amendment, supplement, modification, or Refinancing shall not, without the prior written consent of Second Lien Agent (which it shall be authorized to consent to based upon an affirmative vote of the Second Lien Claimholders holding a majority in the aggregate principal amount of the Second Lien Debt then outstanding) contravene the provisions of this Agreement.
(b)    The Second Lien Documents may be amended, supplemented, or otherwise modified in accordance with their terms and the Second Lien Debt may be Refinanced, in each case without notice to, or the consent of, First Lien Agent or the First Lien Claimholders, all without affecting the lien subordination or other provisions of this Agreement; provided, that, (i) such amendment, supplement, modification or Refinancing is permitted under the terms of the First Lien Documents as in effect on the date hereof (or, if less restrictive, on the date of such amendment, supplement, modification or Refinancing) and (ii) in the case of a Refinancing, the holders of such Refinancing debt bind themselves (in a writing addressed to First Lien Agent) to the terms of this Agreement; provided further, that any such amendment, supplement, modification, or Refinancing shall not, without the prior written consent of First Lien Agent (which it shall be authorized to consent to based upon an affirmative vote of the First Lien Claimholders holding a majority in the aggregate principal amount of the First Lien Debt then outstanding) contravene the provisions of this Agreement.
(c)    Grantors agree that the Second Lien Notes Indenture and the Second Lien Collateral Documents shall at all times include the following language (or language to similar effect approved by First Lien Agent):
“Anything herein to the contrary notwithstanding, the liens and security interests granted herein, the exercise of any right or remedy with respect thereto, and certain of the rights of the holder hereof are subject to the provisions of the Intercreditor Agreement dated as of May 2, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), by and between Wells Fargo Bank, N.A., as First Lien Agent, and Wilmington Trust, National Association, as Second Lien Agent. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”
(d)    In the event First Lien Agent or First Lien Claimholders or Second Lien Agent, or Second Lien Claimholders, and the relevant Grantor enter into any amendment which constitutes a Deemed Amendment, then such Deemed Amendment shall apply automatically to any comparable provision of the First Lien Collateral Documents or the Second Lien Collateral Documents (as the case may be) without the requirement of consent of any Grantor or any Claimholder and without any action by any Grantor or any Claimholder. Grantors and the Claimholders (and, in the case of Second Lien Agent, after delivery of any documents required by the Second Lien Notes Indenture) promptly shall execute and deliver such amendment as any party hereto may request in writing to effectively confirm such amendment.
(e)    First Lien Agent and Second Lien Agent each (i) will use its commercially reasonable efforts to notify the other parties of any written amendment or modification to any First Lien Document or any Second Lien Document, as applicable, but the failure to do so will not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party or impact the effectiveness of any such amendment or modification, and (ii) will, upon request of the other party, provide copies of all such modifications or amendments and copies of all other relevant documentation to the other Persons.

5.4    Bailee for Perfection.
(a)    First Lien Agent and Second Lien Agent each agree to hold or control that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC or other applicable law (such Collateral being referred to as the “Pledged Collateral”), as bailee and as a non-fiduciary representative for Second Lien Agent or First Lien Agent, as applicable (such bailment and agency being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2), 9-313(c), 9-104, 9-105, 9-106, and 9-107 of the UCC), solely for the purpose of perfecting the security interest granted under the Second Lien Documents or the First Lien Documents, as applicable, subject to the terms and conditions of this Section 5.4. Unless and until the Payment in Full of First Lien Priority Debt, Second Lien Agent agrees to promptly notify First Lien Agent of any Pledged Collateral held by it or by any other Second Lien Claimholder, and, immediately upon the written request of First Lien Agent at any time prior to the Payment in Full of First Lien Priority Debt, Second Lien Agent agrees to deliver to First Lien Agent any such Pledged Collateral held by it or by any other Second Lien Claimholder, together with any necessary endorsements (or otherwise allow First Lien Agent to obtain control of such Pledged Collateral).
(b)    First Lien Agent shall have no obligation whatsoever to Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder to ensure that the Pledged Collateral is genuine or owned by any of Grantors or to preserve rights or benefits of any person except as expressly set forth in this Section 5.4. Second Lien Agent shall have no obligation whatsoever to First Lien Agent or any other First Lien Claimholder to ensure that the Pledged Collateral is genuine or owned by any of Grantors or to preserve rights or benefits of any person except as expressly set forth in this Section 5.4. The duties or responsibilities of First Lien Agent under this Section 5.4 shall be limited solely to holding or controlling the Pledged Collateral as bailee and non-fiduciary representative in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Payment in Full of First Lien Priority Debt as provided in Section 5.8. The duties or responsibilities of Second Lien Agent under this Section 5.4 shall be limited solely to holding or controlling the Pledged Collateral as bailee and non-fiduciary representative in accordance with this Section 5.4.
(c)    First Lien Agent acting pursuant to this Section 5.4 shall not have by reason of the First Lien Collateral Documents, the Second Lien Collateral Documents, or this Agreement a fiduciary relationship in respect of Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder. Second Lien Agent acting pursuant to this Section 5.4 shall not have by reason of the First Lien Collateral Documents, the Second Lien Collateral Documents, or this Agreement a fiduciary relationship in respect of First Lien Agent or any other First Lien Claimholder.
(d)    Upon the Payment in Full of First Lien Priority Debt, First Lien Agent shall, to the extent permitted by applicable law, deliver the remaining tangible Pledged Collateral (if any) together with any necessary endorsements, first, to Second Lien Agent to the extent Second Lien Debt remain outstanding as confirmed in writing by Second Lien Agent, and second, to the extent no First Lien Debt or Second Lien Debt remain outstanding, to Borrowers (in each case, so as to allow such person to obtain possession or control of such Pledged Collateral). At such time, First Lien Agent further agrees to take all other action reasonably requested by Second Lien Agent at the expense of Borrowers (including amending any outstanding control agreements) to enable Second Lien Agent to obtain a first priority security interest in the Collateral.
5.5    When Payment in Full of First Lien Priority Debt Deemed to Not Have Occurred. If Borrowers enter into any Refinancing of the First Lien Debt, then neither a Payment in Full of First Lien Priority Debt nor a discharge or payment in full of the Excess First Lien Debt shall be deemed to have occurred for all purposes of this Agreement, and the obligations under such Refinancing of such First Lien Debt shall be treated as First Lien Debt for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and First Lien Agent under the First Lien Documents effecting such Refinancing shall be First Lien Agent for all purposes of this Agreement. First Lien Agent under such First Lien Documents shall agree (in a writing addressed to Second Lien Agent accompanied by a complete copy of the relevant new First Lien Documents) to be bound by the terms of this Agreement and Second Lien Agent agrees to acknowledge and accept such writing.
5.6    Purchase Option.
(a)    Upon the occurrence and during the continuation of a Triggering Event, then, in any such case, any one or more of the Second Lien Claimholders (acting in their individual capacity or through one or more affiliates) shall have the right, but not the obligation (each Second Lien Claimholder having a ratable right to make the purchase, with each Second Lien Claimholder’s right to purchase being automatically proportionately increased by the amount not purchased by another Second Lien Claimholder), upon 5 Business Days prior written notice from (or on behalf of) such Second Lien Claimholders (a “Purchase Notice”) to First Lien Agent to acquire from the First Lien Claimholders all (but not less than all) of the right, title, and interest of the First Lien Claimholders in and to the First Lien Priority Debt and the First Lien Documents. The Purchase Notice, if given, shall be irrevocable and shall specify the identity of the Second Lien Purchase Representative.
(b)    On the date specified by the purchasing Second Lien Claimholders in the Purchase Notice (which shall not be less than 5 Business Days and not be more than 10 Business Days after the receipt by First Lien Agent of the Purchase Notice), the First Lien Claimholders shall sell to the purchasing Second Lien Claimholders and the purchasing Second Lien Claimholders shall purchase from the First Lien Claimholders, the First Lien Priority Debt.
(c)    On the date of such purchase and sale, the purchasing Second Lien Claimholders shall:
(i)    pay to First Lien Agent, for the benefit of the First Lien Claimholders, as the purchase price therefor, the full amount of all the First Lien Priority Debt (other than indemnification obligations for which no claim or demand for payment has been made at such time, and other than First Lien Priority Debt cash collateralized in accordance with clause (c)(ii) below) then outstanding and unpaid,
(ii)    furnish cash collateral to First Lien Agent in such amounts as First Lien Agent determines is reasonably necessary to secure First Lien Agent and the First Lien Claimholders in respect of (A) any issued and outstanding Letters of Credit that are part of First Lien Priority Debt (but not in any event in an amount greater than 105% of the aggregate undrawn amount of such Letters of Credit) (such cash collateral shall be applied to the reimbursement of any drawing under a Letter of Credit as and when such drawing is paid and, if a Letter of Credit expires undrawn, the cash collateral held by First Lien Agent in respect of such Letter of Credit shall be remitted to the Second Lien Purchase Representative for the benefit of the purchasing Second Lien Claimholders) and (B) to the extent constituting a contingent obligation for which no claim or demand for payment has been made at such time, Bank Product Obligations that are part of First Lien Priority Debt (provided that, with respect to Hedge Obligations, the amount cash collateralized shall be limited to the amount of the Bank Product Reserves (as confirmed in writing by First Lien Agent to the Second Lien Purchase Representative) established with respect to such Hedge Obligations as of the date of such purchase and sale) (but not in any event in an amount greater than 105% of the aggregate uncollateralized exposure of such Bank Product Obligations) (the “Cash Collateralized Bank Product Obligations”) (such cash collateral shall be applied to the reimbursement of the Bank Product Obligations as and when such obligations become due and payable and, at such time as Bank Product Obligations in an amount equal to the Cash Collateralized Bank Product Obligations are paid in full, the remaining cash collateral held by First Lien Agent in respect of Bank Product Obligations shall be remitted to the Second Lien Agent for the benefit of the purchasing Second Lien Claimholders), and (C) any asserted or threatened (in writing) claims, demands, actions, suits, proceedings, investigations, liabilities, fines, costs, penalties, or damages that are the subject of the indemnification provisions of the First Lien Credit Agreement in respect of First Lien Priority Debt and to the extent disclosed in writing to the Second Lien Purchase Representative, Second Lien Agent, and the Second Lien Claimholders (such cash collateral shall be applied to the reimbursement of such obligations as and when they become due and payable and, at such time as all of such obligations are paid in full, the remaining cash collateral held by First Lien Agent in respect of indemnification obligations shall be remitted to the Second Lien Purchase Representative for the benefit of the purchasing Second Lien Claimholders), and
(iii)    pay to First Lien Agent and the other First Lien Claimholders the amount of all expenses to the extent earned or due and payable in accordance with the First Lien Documents (including the reimbursement of attorneys fees, field examination expenses, and appraisal fees) and incurred through the date of such purchase.
(d)    Such purchase price and cash collateral shall be remitted by wire transfer of federal funds to such bank account of First Lien Agent as First Lien Agent may designate in writing to Second Lien Purchase Representative for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the purchasing Second Lien Claimholders to the bank account designated by First Lien Agent are received in such bank account prior to 4:30 p.m., New York City time, and interest shall be calculated to and including such Business Day if the amounts so paid by the purchasing Second Lien Claimholders to the bank account designated by First Lien Agent are received in such bank account later than 4:30 p.m., New York City time.
(e)    [Intentionally Omitted].
(f)    Such purchase shall be effected by the execution and delivery of a customary form of assignment and acceptance agreement and shall be expressly made without representation or warranty of any kind by First Lien Agent and the other First Lien Claimholders as to the First Lien Debt so purchased, or otherwise, and without recourse to First Lien Agent or any other First Lien Claimholder, except that each First Lien Claimholder shall represent and warrant: (i) that the amount quoted by such First Lien Claimholder as its portion of the purchase price represents the amount shown as owing with respect to the claims transferred as reflected on its books and records, (ii) it owns, or has the right to transfer to the purchasing Second Lien Claimholders, the rights being transferred, and (iii) such transfer will be free and clear of Liens.
(g)    In the event that any one or more of the Second Lien Claimholders exercises and consummates the purchase option set forth in this Section 5.6, (i) First Lien Agent shall have the right, but not the obligation, to immediately resign as administrative agent under the First Lien Credit Agreement, and (ii) the purchasing Second Lien Claimholders shall have the right, but not the obligation, to require First Lien Agent to immediately resign under the First Lien Credit Agreement.

(h)    In the event that any one or more of the Second Lien Claimholders exercises and consummates the purchase option set forth in this Section 5.6, (i) the First Lien Claimholders shall retain their indemnification rights under the First Lien Credit Agreement for actions or other matters arising on or prior to the date of such purchase, and (ii) in the event that, at the time of such purchase, there exists Excess First Lien Debt, the consummation of such purchase option shall not include (nor shall the purchase price be calculated with respect to) such Excess First Lien Debt (clauses (i) and (ii), the “Retained Interest”).
(i)    In the event that a Retained Interest exists, each First Lien Claimholder shall, at the request of the purchasing Second Lien Claimholders, execute an amendment to the First Lien Credit Agreement acknowledging that such Retained Interest consisting of Excess First Lien Debt is a last-out tranche, payable after Payment in Full of all First Lien Priority Debt and payment in full of all of the Second Lien Debt. Interest with respect to such Retained Interest consisting of Excess First Lien Debt shall continue to accrue and be payable in accordance with the terms of the First Lien Documents, the Retained Interest shall continue to be secured by the Collateral, and the Retained Interest shall be paid (or cash collateralized, as applicable) in accordance with the terms of the First Lien Credit Agreement and this Agreement. Each First Lien Claimholder shall continue to have all rights and remedies of a lender under the First Lien Credit Agreement and the other First Lien Documents; provided, that no First Lien Claimholder shall have any right to vote on or otherwise consent to any amendment, waiver, departure from, or other modification of any provision of any First Lien Document except that the consent of First Lien Agent shall be required for (i) those matters that require the agreement of all lenders under Section 14.1(a) of the First Lien Credit Agreement as in effect on the date hereof and (ii) matters in contravention of the provisions and priorities set forth in this Agreement.
5.7    Injunctive Relief. Should any Second Lien Claimholder in any way take, attempt to, or threaten to take any action contrary to terms of this Agreement with respect to the Collateral, or fail to take any action required by this Agreement, First Lien Agent or any other First Lien Claimholder may obtain relief against such Second Lien Claimholder by injunction, specific performance, or other appropriate equitable relief, it being understood and agreed by Second Lien Agent that (a) the First Lien Claimholders’ damages from such actions may at that time be difficult to ascertain and may be irreparable, and (b) each Second Lien Claimholder waives any defense that the First Lien Claimholders cannot demonstrate damage or be made whole by the awarding of damages. Should any other First Lien Claimholder in any way take, attempt to, or threaten to take any action contrary to terms of this Agreement with respect to the Collateral, or fail to take any action required by this Agreement, Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any Second Lien Claimholder may obtain relief against such First Lien Claimholder by injunction, specific performance, or other appropriate equitable relief, it being understood and agreed by First Lien Claimholders that (i) the Second Lien Claimholders’ damages from such actions may at that time be difficult to ascertain and may be irreparable, and (ii) each First Lien Claimholder waives any defense that the Second Lien Claimholders cannot demonstrate damage or be made whole by the awarding of damages. First Lien Agent and Second Lien Agent hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by First Lien Agent or the other First Lien Claimholders or Second Lien Agent or the other Second Lien Claimholders, as the case may be.
5.8    Transfer of Pledged Collateral to Second Lien Agent.
(a)    First Lien Agent hereby agrees that upon the Payment in Full of First Lien Priority Debt, to the extent permitted by applicable law, upon the written request of Second Lien Agent (with all costs and expenses in connection therewith to be for the account of Second Lien Agent and to be paid by Grantors):

(i)    First Lien Agent shall, without recourse or warranty, take commercially reasonable steps to transfer the possession and control of the Pledged Collateral, if any, then in its possession or control to Second Lien Agent, except in the event and to the extent (A) such Collateral is sold, liquidated, or otherwise disposed of by First Lien Agent or any other First Lien Claimholder or by a Grantor as provided herein in full or partial satisfaction of any of the First Lien Priority Debt or (B) it is otherwise required by any order of any court or other governmental authority or applicable law; and
(ii)    in connection with the terms of any collateral access agreement, whether with a landlord, processor, warehouseman, or other third party or any control agreement, First Lien Agent shall notify the other parties thereto that its rights thereunder have been assigned to Second Lien Agent (to the extent such assignment is not prohibited by the terms of such agreement) and shall confirm to such parties that Second Lien Agent is thereafter the “Agent” (or other comparable term) as such term is used in any such agreement and is otherwise entitled to the rights of the secured party under such agreement.
(b)    The foregoing provision shall not impose on First Lien Agent or any other First Lien Claimholder any obligations which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other governmental authority or any applicable law or give rise to risk of legal liability.
SECTION 6.Insolvency Proceedings.
6.1    Enforceability and Continuing Priority. This Agreement shall be applicable both before and after the commencement of any Insolvency Proceeding and all converted or succeeding cases in respect thereof. The relative rights of Claimholders in or to any distributions from or in respect of any Collateral or proceeds of Collateral, shall continue after the commencement of any Insolvency Proceeding. Accordingly, the provisions of this Agreement are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510 of the Bankruptcy Code.
6.2    Financing. If any Grantor shall be subject to any Insolvency Proceeding and if First Lien Agent consents to the use of cash collateral (as such term is defined in Section 363(a) of the Bankruptcy Code; herein, “Cash Collateral”), on which First Lien Agent has a Lien or consents to such Grantor obtaining financing provided under Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (such financing, a “DIP Financing”), and if such Cash Collateral use or DIP Financing, as applicable, meets the applicable DIP Financing Conditions, then Second Lien Agent unconditionally agrees that it will consent to such Cash Collateral use or raise no objection to such DIP Financing, as applicable, and, if DIP Financing is involved, Second Lien Agent will subordinate its Liens in the Collateral (and in any other assets of the Grantors that may serve as collateral (including avoidance actions, or the proceeds thereof) for such DIP Financing) to the Liens securing such DIP Financing. If such Cash Collateral use or DIP Financing, as applicable, meets some, but not all, of the applicable DIP Financing Conditions, then Second Lien Agent unconditionally agrees that it will only withhold its consent to such Cash Collateral use or will only raise an objection to such DIP Financing based upon the DIP Financing Condition(s) which are not met and will not withhold its consent or object on any other basis and, if DIP Financing is involved and any permitted objection of Second Lien Agent is withdrawn, overruled, or otherwise eliminated, Second Lien Agent will subordinate its Liens in the Collateral (and in any other assets of the Grantors that may serve as collateral (including avoidance actions, or the proceeds thereof) for such DIP Financing) to the Liens securing such DIP Financing. Second Lien Agent agrees that it shall not, nor shall any of the Second Lien Claimholders, directly or indirectly, provide, offer to provide, or support any DIP Financing secured by a

Lien senior to or pari passu with the Liens securing the First Lien Debt. If, in connection with any Cash Collateral use or DIP Financing, any Liens on the Collateral held by the First Lien Claimholders to secure the First Lien Debt are subject to a surcharge or are subordinated to an administrative priority claim, a professional fee “carve-out,” or fees owed to the United States Trustee, then the Liens on the Collateral of the Second Lien Claimholders securing the Second Lien Debt shall also be subordinated to such interest or claim and shall remain subordinated to the Liens on the Collateral of the First Lien Claimholders consistent with this Agreement.
6.3    Sales. Second Lien Agent agrees that it will consent to, and will not object or oppose a motion to Dispose of any Collateral free and clear of the Liens of Second Lien Agent under Section 363 or Section 1129 of the Bankruptcy Code if (a) the First Lien Agent has consented to the sale of such Collateral free and clear of the Liens of the First Lien Agent, (b) such motion does not impair, subject to the priorities set forth in this Agreement, the rights of the Second Lien Claimholders under Section 363(k) of the Bankruptcy Code (so long as the right of the Second Lien Claimholders to offset its claim against the purchase price only arises after the First Lien Priority Debt has been paid in full in cash), and (c) either (i) pursuant to court order, the Liens of the Second Lien Claimholders attach to the net proceeds of the Disposition with the same priority and validity as the Liens held by the Second Lien Claimholders on such Collateral, and the Liens remain subject to the terms of this Agreement, or (ii) the proceeds of the Disposition are applied in accordance with Section 4.1. The foregoing to the contrary notwithstanding, the Second Lien Claimholders may raise any objections to such Disposition of the Collateral that could be raised by a creditor of Grantors whose claims are not secured by Liens on such Collateral, provided such objections are not based on their status as secured creditors (without limiting the foregoing, Second Lien Creditors may not raise any objections based on rights afforded by Sections 363(e) and (f) of the Bankruptcy Code to secured creditors (or any comparable provision of any other Bankruptcy Law) with respect to the Liens granted to Second Lien Agent in respect of such assets).
6.4    Relief from the Automatic Stay. Until the Payment in Full of First Lien Priority Debt has occurred, Second Lien Agent agrees not to (a) seek (or support any other person seeking) relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Collateral, without the prior written consent of First Lien Agent; provided, that Second Lien Agent may seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Collateral if and to the extent that First Lien Agent has obtained relief from or modification of such stay in respect of the Collateral, or (b) oppose any request by the First Lien Agent or any other First Lien Claimholder to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of the Collateral.
6.5    Adequate Protection.
(a)    In any Insolvency Proceeding involving a Grantor,
(i)    Each Second Lien Claimholder agrees that it shall not object to or contest, or support any other person objecting or contesting (and instead shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right to do so):
(A)    any request by any First Lien Claimholder prior to the Payment in Full of First Lien Priority Debt for adequate protection of their interest in the Collateral, including replacement or additional Liens on post-petition assets; or

(B)    any objection by any First Lien Claimholder to any motion, relief, action, or proceeding based on any such First Lien Claimholders claiming a lack of adequate protection;
(ii)    if any one or more First Lien Claimholders are granted adequate protection in the form of an additional or replacement Lien (on existing or future assets of Grantors) in connection with any DIP Financing or use of Cash Collateral, then First Lien Agent agrees that Second Lien Agent shall also be entitled to seek, without objection from First Lien Claimholders, adequate protection in the form of an additional or replacement Lien (on such existing or future assets of Grantors), which additional or replacement Lien, if obtained, shall be subordinate to the Liens securing the First Lien Debt (including those under a DIP Financing) on the same basis as the other Liens securing the Second Lien Debt are subordinate to the First Lien Debt under this Agreement;
(iii)    no Second Lien Claimholder may seek adequate protection except for adequate protection permitted pursuant to Section 6.5(a) or adequate protection in the form of an additional or replacement Lien in and to existing or future assets of Grantors, and Second Lien Agent further agrees that First Lien Agent shall also be entitled to seek, without objection from the Second Lien Claimholders, a senior adequate protection Lien in and to such existing or future assets of Grantors as security for the First Lien Debt and that any adequate protection Lien securing the Second Lien Debt shall be subordinated to such senior adequate protection Lien securing the First Lien Debt on the same basis as the other Liens securing the Second Lien Debt are subordinated to the Liens securing the First Lien Debt under this Agreement;
(iv)    if any one or more First Lien Claimholders are granted adequate protection in the form of a superpriority or other administrative expense claim in connection with any DIP Financing or use of Cash Collateral, then First Lien Agent agrees that Second Lien Agent shall also be entitled to seek, without objection from First Lien Claimholders, adequate protection in the form of a superpriority or other administrative expense claim (as applicable), which superpriority or other administrative expense claim, if obtained, shall be subordinate to the superpriority or other administrative expense claim of the First Lien Claimholders (such subordination to include an express provision that the Second Lien Claimholders will agree that their superpriority or other administrative expense adequate protection claims may be satisfied by their receipt of deferred cash payments of a value, as of the effective date of the plan of reorganization, equal to the allowed amount of such claims in accordance with Section 1129(a)(9)(A) of the Bankruptcy Code);
(v)    if any one or more Second Lien Claimholders are granted adequate protection in the form of a superpriority or other administrative expense claim in connection with any DIP Financing or use of Cash Collateral, then Second Lien Agent agrees that First Lien Agent shall also be entitled to seek, without objection from Second Lien Claimholders, adequate protection in the form of a superpriority or other administrative expense claim (as applicable), which superpriority or other administrative expense claim, if obtained, shall be senior to the superpriority or other administrative expense claim of the Second Lien Claimholders; and
(vi)    to the extent that the First Lien Claimholders are granted adequate protection in the form of periodic cash interest payments, current post-petition fees, and/or out-of-pocket expenses, Second Lien Agent may seek and retain adequate protection with respect to the Second Lien Claimholders’ rights in the Collateral in the form of periodic cash payments in an amount not exceeding interest at the non-default contract rate, current post-petition fees, and/or out-of-pocket expenses to the extent such cash payments compensate the Second Lien Claimholders for a decrease in the value of the Second Lien Claimholders’ interest in the Collateral, subject to the right of the First Lien Claimholders to object to the reasonableness of the amount of interest, fees, and expenses so sought by the Second Lien Claimholders. Without the consent of First Lien Agent, no Second Lien Claimholder shall seek any other adequate protection in the form of cash payments with respect to their rights in the Collateral.
(b)    Neither Second Lien Agent nor any other Second Lien Claimholder shall object to, oppose, or challenge the determination of the extent of any Liens held by any of the First Lien Claimholders or the value of any claims of First Lien Claimholders under Section 506(a) of the Bankruptcy Code or any claim by any First Lien Claimholder for allowance in any Insolvency Proceeding of First Lien Debt consisting of post-petition interest, fees, or expenses.
(c)    Neither First Lien Agent nor any other First Lien Claimholder shall object to, oppose, or challenge the determination of the extent of any Liens held by any of the Second Lien Claimholders or the value of any claims of Second Lien Claimholders under Section 506(a) of the Bankruptcy Code or any claim by any Second Lien Claimholder for allowance in any Insolvency Proceeding of Second Lien Debt consisting of post-petition interest, fees, or expenses.
6.6    Specific Sections of the Bankruptcy Code. No Second Lien Claimholder shall object to, oppose, support any objection, or take any other action to impede, the right of any First Lien Claimholder to make an election under Section 1111(b)(2) of the Bankruptcy Code. The Second Lien Claimholders waive any claim they may hereafter have against any First Lien Claimholder arising out of the election by any First Lien Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code. The Second Lien Claimholders agree that they will not, directly or indirectly, assert or support the assertion of, and hereby waive any right that they may to assert or support the assertion of any claim under Section 506(c) or the “equities of the case” exception of Section 552(b) of the Bankruptcy Code as against any First Lien Claimholder or any of the Collateral to the extent securing the First Lien Debt.
6.7    No Waiver. Subject to Section 3.1(a) and the other provisions of this Section 6, nothing contained herein shall prohibit or in any way limit any First Lien Claimholder from objecting in any Insolvency Proceeding involving a Grantor to any action taken by any Second Lien Claimholder, including the seeking by any Second Lien Claimholder of adequate protection or the assertion by any Second Lien Claimholder of any of its rights and remedies under the Second Lien Documents.
6.8    Avoidance Issues. If any First Lien Claimholder is required in any Insolvency Proceeding or otherwise to turn over, disgorge, or otherwise pay to the estate of any Grantor any amount paid in respect of First Lien Debt (or if any First Lien Claimholder elects to do so upon the advice of counsel) (a “Recovery”), then such First Lien Claimholder shall be entitled to a reinstatement of the First Lien Debt with respect to all such amounts, and all rights, interests, priorities, and privileges recognized in this Agreement shall apply with respect to any such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto from such date of reinstatement and, to the extent the First Lien Cap was decreased in connection with such payment of the First Lien Debt, the First Lien Cap shall each be increased to such extent.
6.9    Plan of Reorganization.
(a)    If, in any Insolvency Proceeding involving a Grantor, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor or equity are distributed pursuant to a confirmed plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Debt and on account of Second Lien Debt, then, to the extent the debt obligations distributed on account of the First Lien Debt and on account of the Second Lien Debt are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations or equity pursuant to such plan and will apply with like effect to the Liens securing such debt obligations or equity.
(b)    The provisions of Section 1129(b)(1) of the Bankruptcy Code notwithstanding, the Second Lien Claimholders agree that they will not propose, support, or vote in favor of any plan of reorganization of a Grantor that is inconsistent with the priorities or other provisions of this Agreement.
(c)    Unless and until the Payment in Full of First Lien Priority Debt has occurred and except as otherwise expressly provided this Section 6, if a Grantor (or any of its assets) is the subject of an Insolvency Proceeding and if any distribution from the Collateral or on account of a Lien in the Collateral is received by Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder on account of their Second Lien Secured Claims in connection with such Insolvency Proceeding, then such distribution shall be segregated and held in trust and forthwith paid over to First Lien Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Except as otherwise provided in Section 6.5 and Section 6.9(a) hereof, unless and until the Payment in Full of First Lien Priority Debt has occurred, the Second Lien Agent, each Permitted Additional Second Lien Obligations Representative, and each other Second Lien Claimholder shall be required to turnover to the First Lien Agent and the First Lien Agent shall be entitled to apply (or, in the case of non-cash proceeds, hold) in accordance with Section 4.1 any cash or non-cash distribution from the Collateral or on account of a Lien in the Collateral or the proceeds thereof received by the Second Lien Claimholders on account of their Second Lien Secured Claims pursuant to a confirmed plan of reorganization or similar dispositive plan of a Grantor (unless such distribution is made under a confirmed plan of reorganization or other dispositive plan of such Grantor that is accepted by the requisite affirmative vote of all classes composed of the secured claims of the First Lien Claimholders under Section 1126(c) of the Bankruptcy Code or otherwise provides for the Payment in Full of First Lien Priority Debt). For purposes of this subsection, the issue of whether the Payment in Full of First Lien Priority Debt has occurred under a confirmed plan of reorganization or other dispositive plan shall be subject to a reasonable and good faith determination under the circumstances by the First Lien Agent, and shall be further subject to all rights and defenses of the Second Lien Agent or any Second Lien Claimholder with respect thereto. Second Lien Agent irrevocably authorizes and empowers First Lien Agent, in the name of each Second Lien Claimholder, to demand, sue for, collect, and receive any and all such distributions from the Collateral or on account of a Lien in the Collateral in respect of any Second Lien Secured Claim to which the First Lien Claimholders are entitled hereunder. In furtherance of the foregoing, First Lien Agent is hereby authorized to make any such endorsements as agent for Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other such Second Lien Claimholders. This authorization is coupled with an interest and is irrevocable until the Payment in Full of First Lien Priority Debt. Nothing in this Agreement prohibits or limits the right of a Second Lien Claimholder to receive and retain any cash, debt, or equity securities on account of Second Lien Deficiency Claims.
SECTION 7.Reliance; Waivers; Etc.
7.1    Reliance. Other than any reliance on the terms of this Agreement, First Lien Agent acknowledges that it and such First Lien Claimholders have, independently and without reliance on Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such First Lien Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Lien Credit Agreement or this Agreement. Second Lien Agent acknowledges that it and the Second Lien Claimholders have, independently and without reliance on First Lien Agent or any other First Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Documents or this Agreement.
7.2    No Warranties or Liability. First Lien Agent acknowledges and agrees that each of Second Lien Agent, each Permitted Additional Second Lien Obligations Representative, and the other Second Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility, or enforceability of any of the Second Lien Documents, the ownership of any Collateral, or the perfection or priority of any Liens thereon. Except as otherwise expressly provided herein, the Second Lien Claimholders will be entitled to manage and supervise their respective notes and extensions of credit under the Second Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Second Lien Agent acknowledges and agrees that First Lien Agent and the other First Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability, or enforceability of any of the First Lien Documents, the ownership of any Collateral, or the perfection or priority of any Liens thereon. Except as otherwise expressly provided herein, the First Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective First Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Second Lien Agent, the Permitted Additional Second Lien Obligations Representatives, and the other Second Lien Claimholders shall have no duty to First Lien Agent or any other First Lien Claimholder, and First Lien Agent and the other First Lien Claimholders shall have no duty to Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder, to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the First Lien Documents and the Second Lien Documents), regardless of any knowledge thereof which they may have or be charged with.
7.3    No Waiver of Lien Priorities.
(a)    No right of First Lien Agent or any other First Lien Claimholder to enforce any provision of this Agreement or any First Lien Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by First Lien Agent or any other First Lien Claimholder, or by any noncompliance by any person with the terms, provisions, and covenants of this Agreement, any of the First Lien Documents or any of the Second Lien Documents, regardless of any knowledge thereof which First Lien Agent or any other First Lien Claimholder may have (or be otherwise charged with).
(b)    Without in any way limiting the generality of the foregoing paragraph (but subject to any rights of Grantors under the First Lien Documents and subject to the provisions of Section 5.3(a)), First Lien Agent and the other First Lien Claimholders may, at any time and from time to time in accordance with the First Lien Documents or applicable law, without the consent of, or notice to, Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder, without incurring any liabilities to Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of

Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder is affected, impaired, or extinguished thereby) do any one or more of the following without the prior written consent of Second Lien Agent:
(i)    change the manner, place, or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase, or alter, the terms of any of the First Lien Debt or any Lien on any First Lien Collateral or guarantee thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Debt, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify, or supplement in any manner any Liens held by First Lien Agent or any other First Lien Claimholder, the First Lien Debt, or any of the First Lien Documents;
(ii)    sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of any Grantor to First Lien Agent or any other First Lien Claimholders, or any liability incurred directly or indirectly in respect thereof;
(iii)    settle or compromise any First Lien Debt or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Debt) in any manner or order; and
(iv)    exercise or delay in or refrain from exercising any right or remedy against any Grantor or any other person, elect any remedy and otherwise deal freely with any Grantor or any First Lien Collateral and any security and any guarantor or any liability of any Grantor to First Lien Agent or any other First Lien Claimholder or any liability incurred directly or indirectly in respect thereof.
(c)    Except as otherwise provided herein, each of Second Lien Agent, each Permitted Additional Second Lien Obligations Representative, and each other Second Lien Claimholder also agrees that First Lien Agent and the other First Lien Claimholders shall have no liability to Second Lien Agent, such Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder, and Second Lien Agent hereby waives any claim against First Lien Agent or any other First Lien Claimholder arising out of any and all actions which First Lien Agent or any other First Lien Claimholder may, pursuant to the terms hereof, take, permit or omit to take with respect to:
(i)    the First Lien Documents;
(ii)    the collection of the First Lien Debt; or
(iii)    the foreclosure upon, or sale, liquidation, or other disposition of, or the failure to foreclose upon, or sell, liquidate, or otherwise dispose of, any First Lien Collateral. Second Lien Agent agrees that First Lien Agent and the other First Lien Claimholders have no duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Debt, or otherwise.
(d)    Until the Payment in Full of First Lien Priority Debt, Second Lien Agent agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead, or otherwise assert, or otherwise claim the benefit of, any marshaling, appraisal, valuation, or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.
7.4    Obligations Unconditional. For so long as this Agreement is in full force and effect, all rights, interests, agreements, and obligations of First Lien Agent and the other First Lien Claimholders and Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, and the other Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:
(a)    any lack of validity or enforceability of any First Lien Documents or any Second Lien Documents;
(b)    except as otherwise expressly restricted in this Agreement, any change in the time, manner, or place of payment of, or in any other terms of, all or any of the First Lien Debt or Second Lien Debt, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Document or any Second Lien Document;
(c)    except as otherwise expressly restricted in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Debt or Second Lien Debt or any guarantee thereof;
(d)    the commencement of any Insolvency Proceeding in respect of any Grantor; or
(e)    any other circumstances which otherwise might constitute a defense available to any Grantor in respect of the First Lien Debt, the First Lien Agent, any other First Lien Claimholder, the Second Lien Debt, the Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder.
SECTION 8.Representations and Warranties.
8.1    Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:
(a)    Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.
(b)    This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms.
(c)    The execution, delivery, and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority and (ii) will not violate any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such party or any order of any governmental authority or any provision of any indenture, agreement or other instrument binding upon such party.

8.2    Representations and Warranties of Each Agent. First Lien Agent and Second Lien Agent each represents and warrants to the other that it has been authorized by the First Lien Claimholders or the applicable Second Lien Claimholders, as applicable, under the First Lien Credit Agreement or the applicable Second Lien Documents, as applicable, to enter into this Agreement and to represent that each of the agreements, covenants, waivers, and other provisions hereof is valid, binding, and enforceable against the First Lien Claimholders or Second Lien Claimholders, as applicable, as fully as if they were parties hereto.
8.3    Survival. All representations and warranties made by one party hereto in this Agreement shall be considered to have been relied upon by the other party hereto and shall survive the execution and delivery of this Agreement, regardless of any investigation made by any such other party.
SECTION 9.Miscellaneous.
9.1    Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any of the First Lien Documents or any of the Second Lien Documents, the provisions of this Agreement shall govern and control.
9.2    Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Lien Claimholders may continue, at any time and without notice to Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder, to extend credit and other financial accommodations to or for the benefit of any Grantor constituting First Lien Debt in reliance hereof. Second Lien Agent hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding. Any provision of this Agreement that is prohibited or unenforceable shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to any Grantor shall include such Grantor as debtor and debtor‑in‑possession and any receiver or trustee for such Grantor in any Insolvency Proceeding. This Agreement shall terminate and be of no further force and effect:
(a)    with respect to First Lien Agent, the other First Lien Claimholders, and the First Lien Debt, on the date that the First Lien Debt is paid in U.S. Dollars in full in cash or immediately available funds and all commitments, if any, to extend credit to Borrowers are terminated or have expired; and
(b)    with respect to Second Lien Agent, each Permitted Additional Second Lien Obligations Representative, the other Second Lien Claimholders, and the Second Lien Debt, on the date that the Second Lien Debt is paid in U.S. Dollars in full in cash or immediately available funds and all commitments, if any, to extend credit to EAC are terminated or have expired.
9.3    Amendments; Waivers. No amendment, modification, or waiver of any of the provisions of this Agreement shall be effective unless the same shall be in writing signed on behalf of First Lien Agent and Second Lien Agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.
9.4    Information Concerning Financial Condition of the Borrowers and their Subsidiaries. First Lien Agent and the other First Lien Claimholders, on the one hand, and Second Lien

Agent, each Permitted Additional Second Lien Obligations Representative, and the other Second Lien Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrowers and their Subsidiaries and all endorsers or guarantors of the First Lien Debt or the Second Lien Debt and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Debt or the Second Lien Debt. First Lien Agent and the other First Lien Claimholders shall have no duty to advise Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, and the other Second Lien Claimholders shall have no duty to advise First Lien Agent or any other First Lien Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event First Lien Agent or any other First Lien Claimholder, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to Second Lien Agent or any other Second Lien Claimholder, it or they shall be under no obligation:
(a)    to make, and First Lien Agent and the other First Lien Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness, or validity of any such information so provided;
(b)    to provide any additional information or to provide any such information on any subsequent occasion;
(c)    to undertake any investigation; or
(d)    to disclose any information, which pursuant to accepted or reasonable commercial practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
9.5    Subrogation. With respect to any payments or distributions in cash, property, or other assets that Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder pays over to First Lien Agent or any other First Lien Claimholder under the terms of this Agreement, Second Lien Agent, each Permitted Additional Second Lien Obligations Representative, and the other Second Lien Claimholders shall be subrogated to the rights of First Lien Agent and the other First Lien Claimholders; provided, that Second Lien Agent hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Payment in Full of First Lien Priority Debt has occurred. Any payments or distributions in cash, property or other assets received by Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder that are paid over to First Lien Agent or the First Lien Claimholders pursuant to this Agreement shall not reduce any of the Second Lien Debt.
9.6    SUBMISSION TO JURISDICTION; WAIVERS.
(a)    ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY, AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:
(i)    ACCEPTS GENERALLY AND UNCONDITIONALLY THE JURISDICTION AND VENUE OF SUCH COURTS;

(ii)    WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;
(iii)    AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 9.7; AND
(iv)    AGREES THAT SERVICE AS PROVIDED IN CLAUSE (iii) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.
(b)    EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL‑ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE; MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 9.6(b) AND EXECUTED BY FIRST LIEN AGENT AND SECOND LIEN AGENT), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
9.7    Notices. All notices to the Second Lien Claimholders and the First Lien Claimholders permitted or required under this Agreement shall also be sent to Second Lien Agent and First Lien Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service or electronic mail to the address set forth beneath its signature hereto and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or electronic mail (such electronic mail receipt confirmed), or 3 Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto may be amended as may be designated by such party in a written notice to all of the other parties.
9.8    Further Assurances. First Lien Agent and Second Lien Agent each agrees to take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested in writing) as First Lien Agent or Second Lien Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement, all at the expense of Borrowers. In furtherance of the foregoing, (a) the First Lien Agent agrees that, if there is a Refinancing of the Second

Lien Debt and if the agent or other representative of the holders of the indebtedness that Refinances the Second Lien Debt so requests, it will execute and deliver either an acknowledgement of the joinder of such agent or representative to this Agreement or an agreement with such agent or representative identical to this Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any such agent or representative, and (b) Second Lien Agent agrees that, (i) if there is a Refinancing of the First Lien Debt and if the agent or other representative of the holders of the indebtedness that Refinances the First Lien Debt so requests, it will execute and deliver either an acknowledgement of the joinder of such agent or representative to this Agreement or an agreement with such agent or representative identical to this Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any such agent or representative.
9.9    APPLICABLE LAW. THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES THAT THIS AGREEMENT RELATES TO A TRANSACTION COVERING IN THE AGGREGATE NOT LESS THAN $250,000.
9.10    Binding on Successors and Assigns. This Agreement shall be binding upon First Lien Agent, the First Lien Claimholders, Second Lien Agent, each Permitted Additional Second Lien Obligations Representative, the Second Lien Claimholders, and their respective successors and assigns.
9.11    Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
9.12    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy or other electronic submission (including PDF) shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.
9.13    No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of and bind each of the First Lien Claimholders and the Second Lien Claimholders. In no event shall any Grantor be a third party beneficiary of this Agreement.
9.14    Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of First Lien Agent and the other First Lien Claimholders, on the one hand, and Second Lien Agent, each Permitted Additional Second Lien Obligations Representative, and the other Second Lien Claimholders on the other hand. No Grantor or any other creditor thereof shall have any rights hereunder and no Grantor may rely on the terms hereof. Nothing in this Agreement shall impair, as between Grantors and First Lien Agent and the other First Lien Claimholders, or as between Grantors and Second Lien Agent, each Permitted Additional Second Lien Obligations Representative, and the other Second Lien Claimholders, the obligations of Grantors to pay principal, interest, fees and other amounts as provided in the First Lien Documents and the Second Lien Documents, respectively.

9.15    Costs and Attorneys Fees. In the event it becomes necessary for First Lien Agent, any other First Lien Claimholder, Second Lien Agent, any Permitted Additional Second Lien Obligations Representative, or any other Second Lien Claimholder to commence or become a party to any proceeding or action to enforce the provisions of this Agreement, the court or body before which the same shall be tried shall award to the prevailing party all costs and expenses thereof, including reasonable attorneys fees, the usual and customary and lawfully recoverable court costs, and all other expenses in connection therewith.
9.16    Integration. This Agreement reflects the entire understanding of the parties with respect to the subject matter hereof and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.
9.17    Concerning the Second Lien Agent. Wilmington Trust is entering into this Agreement not in its individual capacity, but solely in its capacity as trustee under the Second Lien Notes Indenture and collateral agent under the Second Lien Documents, and shall not be personally liable hereunder in its individual capacity except for its own gross negligence or willful misconduct. In the performance of its duties and obligations hereunder, Wilmington Trust shall be entitled to all of the rights, privileges and immunities afforded it in the Indenture.
9.18    Reciprocal Rights. The parties agree that the provisions of Sections 2.3, 2.4(b), 3, 4.2, 5.1, 5.2, 6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 6.9(b) and 9.5, including, as applicable, the defined terms referenced therein (but only to the extent used therein), which govern the relationship, and certain rights, restrictions, and agreements, between the First Lien Agent and the other First Lien Claimholders with respect to the First Lien Debt, on the one hand, and the Second Lien Agent and the other Second Lien Claimholders with respect to the Second Lien Debt, on the other hand, shall, from and after the Payment in Full of First Lien Priority Debt and until the payment in full of the Second Lien Debt, apply to and govern, mutatis mutandis, the relationship between the Second Lien Agent and the other Second Lien Claimholders with respect to the Second Lien Debt, on the one hand, and the First Lien Agent and the other First Lien Claimholders with respect to the Excess First Lien Debt, on the other hand.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association,
as First Lien Agent
By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as collateral agent under the Senior Secured Notes Indenture, as Second Lien Agent
By:
Name:
Title:

ACKNOWLEDGMENT
Borrowers and Borrowers’ undersigned Subsidiaries each hereby acknowledge that they have received a copy of the foregoing Intercreditor Agreement (as in effect on the date hereof, the “Initial Intercreditor Agreement”) and agree to recognize all rights granted by the Initial Intercreditor Agreement to First Lien Agent, the other First Lien Claimholders, Second Lien Agent, each Permitted Additional Second Lien Obligations Representative, and the other Second Lien Claimholders, waive the provisions of Section 9-615(a) of the UCC in connection with the application of proceeds of Collateral in accordance with the provisions of the Initial Intercreditor Agreement, agree that they will not do any act or perform any obligation which is not in accordance with the agreements set forth in the Initial Intercreditor Agreement. Borrowers and Borrowers’ undersigned Subsidiaries each further acknowledge and agree that they are not an intended beneficiary or third party beneficiary under the Initial Intercreditor Agreement, as amended, restated, supplemented, or otherwise modified hereafter.
ACKNOWLEDGED AS OF THE DATE FIRST WRITTEN ABOVE:
ERICKSON AIR-CRANE INCORPORATED,
a Delaware corporation
By:
Name:
Title:
EAC ACQUISITION CORPORATION,
a Delaware corporation
By:
Name:
Title:
EVERGREEN HELICOPTERS, INC.,
an Oregon corporation
By:
Name:
Title:

EVERGREEN HELICOPTERS OF ALASKA, INC.,
an Alaska corporation
By:
Name:
Title:
EVERGREEN HELICOPTERS INTERNATIONAL, INC.,
a Texas corporation
By:
Name:
Title:
EVERGREEN EQUITY, INC.,
a Nevada corporation
By:
Name:
Title: